UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

USA REAL ESTATE INVESTMENT TRUST
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
__________________________________________________________________________________________________________________
(2)	Aggregate number of securities to which transaction applies:
__________________________________________________________________________________________________________________________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________________________________________________________________
(4)	Proposed maximum aggregate value of transaction:
__________________________________________________________________________________________________________________
(5)	Total fee paid:
__________________________________________________________________________________________________________________

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
__________________________________________________________________________________________________________________
(2)	Form, Schedule or Registration Statement No.:
__________________________________________________________________________________________________________________
(3)	Filing Party:
__________________________________________________________________________________________________________________
(4)	Date Filed:
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USA REAL ESTATE INVESTMENT TRUST

2443 Fair Oaks Boulevard, #314
Sacramento, CA  95825-7684
Telephone: (916) 761-4992

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 8, 2007

Dear Shareholder:

Notice is hereby given to all shareholders of USA Real Estate Investment Trust (the “Trust”) that the Annual Meeting of Shareholders of the Trust (the “Meeting”) will be held at 10:00 A.M. on Saturday, December 8, 2007, at One Scripps Drive, Suite A, Sacramento, California, for the following purposes:

1.	To elect three trustees.

2.	To transact any other business which may properly come before the Meeting.

Only shareholders of record at the close of business on October 11, 2007, will be entitled to vote at the Meeting.

Enclosed herewith is the Proxy Statement and the Proxy with respect to the Meeting, and a return envelope for the Proxy.

A majority of the outstanding shares of the Trust must be represented at the Meeting in person or by proxy in order to constitute a quorum to transact business.

In order to make sure that a quorum is present for the Meeting, please mark, date and sign the enclosed Proxy and mail it promptly in the enclosed, self-addressed, postage-paid envelope.

Your Proxy will not be used or exercised if you are personally present at the Meeting and if before the Proxy is exercised you either revoke it or deliver to the Trust a subsequently dated Proxy.

Dated: October 11, 2007, at Sacramento, California	By Order of the Trustees

Benjamin A. Diaz, Secretary

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 8, 2007

This Proxy Statement (first mailed to shareholders on or about October 11, 2007) is being furnished by the Trustees of USA Real Estate Investment Trust (the “Trust”), a real estate investment trust organized under the laws of the State of California, in connection with the solicitation of proxies for use by the Trustees at the Annual Meeting of Shareholders of the Trust (the “Meeting”) to be held at 10:00 A.M. on Saturday, December 8, 2007, at One Scripps Drive, Suite A, Sacramento, California, and at any adjournment or postponement thereof.  The Trustees have fixed the close of business on October 11, 2007, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.  This means that only those shareholders of record at the close of business on October 11, 2007, will be entitled to vote at the Meeting.  On that date there were 18,007 shares of the Trust’s shares of beneficial interest (“Shares”) outstanding.  Each Share is entitled to one vote on all matters that come before the Meeting for a vote.

Where a choice is specified on the proxy as to the vote on any matter to come before the Meeting, the proxy will be voted in accordance with such specifications.  If no specification is made but the proxy is properly signed, the Shares represented thereby will be voted in favor of the nominees for election as Trustees and in accordance with the best judgment of the present Trustees with respect to such matters as may properly come before the Meeting for a vote or any adjournment or postponement thereof.  A shareholder submitting the accompanying proxy has the right to revoke it by notifying the Secretary of the Trust in writing at any time prior to the voting of the proxy, or by signing and delivering to the Secretary a later dated proxy card.

The cost of preparing, assembling, printing and mailing this Proxy Statement and the enclosed proxy and the cost of soliciting proxies relating to the Meeting will be borne by the Trust.  The original solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers and other agents of the Trust, but no additional compensation will be paid to any officer or Trustee of the Trust on account of these additional activities.

The matter of election of three Trustees will come before the Meeting for a vote.  No other matters are scheduled to come before the Meeting for a vote.  However, at the Meeting, it is possible that some other matter may properly come before the Meeting for a vote.  The Trustees are not aware of any matters, other than the election of three Trustees that will be presented for a vote at the Meeting, but if any other matters properly come before the Meeting, the persons named as proxies in the proxy will vote upon such matters in accordance with their best judgment.  The giving of the proxy does not preclude your right to vote in person at the Meeting.  As set forth above, the proxy may be revoked at any time prior to its exercise.

ELECTION OF TRUSTEES

As the only matter scheduled to require a vote of shareholders at the Meeting, three Trustees will be elected to serve until their successors are elected and qualified.  The Trust is currently authorized to have three trustees.  The Trustees have nominated the three current Trustees for reelection as such.  The Trustee proxy holders intend to vote the Shares represented by the Trustee proxies to elect those nominees.  All of the nominees are willing to serve as Trustees, but if any nominee should refuse or be unable to serve, the Trustee proxy holders will vote their proxies for another person nominated by the Trustees for election as a Trustee.  This Proxy Statement solicits a grant of discretionary authority to the Trustee proxy holders to vote the proxies which they receive.

The following sets forth certain information with respect to each of the nominees for election as a Trustee of the Trust.  The present principal occupations, affiliations and other biographical information of the aforesaid nominees for Trustee are hereinafter set forth.

Name	Age	Trustee Since	Office

Gregory E. Crissman	56	1986	Trustee, Chairman and
			Chief Financial Officer
Benjamin A. Diaz	74	1988	Trustee and Secretary

Joyce A. Marks	73	1986	Trustee

GREGORY E. CRISSMAN.  Mr. Crissman is the Chairman and Chief Financial Officer of the Trust.  He has over twenty-five years of experience in real estate, accounting, auditing and taxation.  He served as Chairman of the Board of California Real Estate Investment Trust (“Cal REIT”) and was Chief Financial Officer of Cal REIT from 1989 until March 1993.  Mr. Crissman was an Executive Vice President of B&B Property Investment, Development and Management Company, Inc., (“B&B”) from 1983 until 1990 and from 1992 until 1993.  In addition, Mr. Crissman is a former member of the Board of Directors of B&B and was President of B&B from 1990 until 1992.  Prior to joining B&B in 1979, Mr. Crissman worked at Bowman & Company, an accounting firm in Stockton, California. Mr. Crissman received his BS degree with honors from California State University at Sacramento and is a Certified Public Accountant.  Mr. Crissman is also a member of the American Institute of Certified Public Accountants.

BENJAMIN A. DIAZ.  The honorable Benjamin A. Diaz is the Secretary of the Trust and is a retired judge of the Superior Court of California.   He served as judge of the Sacramento County Superior Court from April 1976 to May 1986.  He was engaged in private practice in Sacramento, California, as a partner in the law firm of Grossfield and Diaz from June 1986 to September 1987, and in the law firm of Diaz & Gebers, specializing in real estate, general practice, litigation, business law and personal injury matters from October 1987 to December 1991.  From January 1992 to the present, Mr. Diaz has been engaged in pro tem judging, arbitration, mediation and consulting services.  Mr. Diaz received his Juris Doctor degree from the University of Pacific, McGeorge School of Law, Sacramento, California in 1966.  Prior to serving on the bench, Mr. Diaz had extensive tax and auditing experience with the State of California Franchise Tax Board, dealing with large corporate unitary tax audits, and with the California State Board of Equalization.

JOYCE A. MARKS.  Ms. Marks was an employee of Bank of America for more than forty years and retired from that employment in 1996.  Ms. Marks is not currently employed.  Her most recent  positions include Senior Sales Training Specialist, Marketing Officer, Brand Manager and Credit Administrator.  During her career with Bank of America, Ms. Marks had extensive experience with land development and subdivision financing, including construction and take-out financing for commercial properties.  Ms. Marks was for many years active in the Building Industry Association of Sacramento and from 1976 to 1983 served as a board member of, and in 1983 as President of, its Associate Counsel.  Ms. Marks received Bank of America’s Award for Excellence in 1985.

Trustees of the Trust are elected annually by the Trust’s shareholders and hold office until their successors are duly elected and qualified.  No family relationship exists between any Trustee and any other Trustee.  No arrangement exists or existed between any Trustee or any other person or entity pursuant to which the Trustee was selected as a Trustee or nominee.  The Trustees recommend a vote for the election of each of the persons named above for election as a Trustee of the Trust.

EXECUTIVE OFFICERS OF THE TRUST

Name	Age	Position	Served as Officer Since

Gregory E. Crissman	56	Chairman	1986
		Chief Financial Officer
Benjamin A. Diaz	74	Secretary	1993

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

No shareholder known to the Trust owns beneficially more than 5% of the outstanding Shares of the Trust.  The Trustees and officers of the Trust individually and as a group (three persons) do not own 5% or more of the outstanding Shares of the Trust.  No Trustee beneficially owns any Shares of the Trust except Gregory E. Crissman, 3609 Kakul Street, Clearlake, California 95422, who owns beneficially 46 Shares of the Trust’s outstanding Shares, or 0.2555% thereof, and who holds all of said Shares and the voting power thereof as his sole property.  During 2006, based upon a review of the Forms 3, 4 and 5 on file with the Trust, it does not appear that any officer or trustee failed to file such a required report on a timely basis.

EXECUTIVE COMPENSATION
Compensation of Officers

During 2006 and currently, the Trust was and is managed by its Trustees and officers as a self-administered, self-managed real estate investment trust.  In his capacity as Chairman, Mr. Crissman is responsible for the management of the Trust’s investments.  The Trust has the following officers:  Chairman, Chief Financial Officer and Secretary.  No officer is compensated by the Trust in his capacity as an officer except Mr. Crissman.  During 2006, none of the Trust’s officers received compensation in excess of $65,175.

Summary Compensation Table

Name and Principal Position	Year	Officer	Annual	Long Term and Other
		Compensation	Compensation	Compensation

Gregory E. Crissman, Chairman	2006	$52,800	$65,175(*)	None

(*) Includes fees for each meeting of the Trustees attended for total fees for meetings of  $12,375.

Compensation of Trustees

Each Trustee receives $1,375 for each Trustees’ meeting attended plus reimbursement of direct expenses incurred in connection with such attendance.  There are currently no plans to alter this compensation schedule.  No Trustee received compensation under any other arrangement during 2006 except Gregory E. Crissman who received compensation as an officer for work performed.  The Trustees do not maintain a nominating or compensation committee or any other standing committee except for an audit committee.  The audit committee consists of Benjamin A. Diaz who serves without additional compensation.  The Trustees have authority to establish other committees and to compensate members as appropriate for their service.  During 2006, the Board of Trustees had nine regular meetings.  All Trustees attended all of the meetings.

INDEPENDENT REGISTERED ACCOUNTING FIRM

Perry-Smith LLP located in Sacramento, California, served as the Trust’s independent registered accounting firm for 2006.   A representative of Perry-Smith LLP is not expected to be present at the Meeting.  However, if a representative of that firm does appear he shall have an opportunity to make a statement and respond to questions if he chooses to do so.  The Trust knows of no direct or material indirect financial interest of Perry-Smith LLP in the Trust or of any connection of that firm with the Trust in the capacity of promoter, underwriter, voting trustee, officer or employee.

INDEPENDENT REGISTERED ACCOUNTING FIRM FEES

The following table represents aggregate fees billed to the Trust for 2006 and 2005 by Perry-Smith LLP, the Trust’s independent registered accounting firm.

	2006	2005
Audit Fees	$36,700	$30,945
Audit Related Fees
Tax Fees
All Other Fees
	$36,700	$30,945

Audit fees include all fees and expenses for services in connection with the audit of the Trust’s financial statements included in the Trust’s annual report on Form 10-KSB and the review of the financial statements included in the Trust’s quarterly reports on Form 10-QSB.

Pre-Approval Policy for Accounting Services.  In 2005, the Audit Committee and the Trustees adopted a formal pre-approval policy for accounting services and fees.  The policy requires that all services and fees of the Trust’s independent registered accounting firm be pre-approved by the Audit Committee and the Trustees.  The Audit Committee and the Trustees approved all services and fees of the Trust’s independent registered accounting firm during 2006 and 2005.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal to be included in the Trust’s proxy materials relating to the next annual meeting of the Trust in 2008 must insure that the Trust receives any such proposal not later than June 13, 2008.

END OF PROXY STATEMENT

Dated: October 11, 2007, at Sacramento, California	By Order of the Trustees

BENJAMIN A. DIAZ, as Secretary

PROXY

IMPORTANT - SIGN AND RETURN

PROXY - USA Real Estate Investment Trust - Proxy for Annual meeting - PROXY

The undersigned Shareholder of USA Real Estate Investment Trust (the "Trust"), a real estate investment trust organized under the laws of the State of California, hereby appoints Gregory E. Crissman, Benjamin A. Diaz and Joyce A. Marks as the undersigned's proxies, each with full power of substitution to attend and act for the undersigned at the Annual Meeting of Shareholders of the Trust to be held on December 8, 2007, at 10:00 a.m., at One Scripps Drive, Suite A, Sacramento, California, and any adjournments thereof, and to represent and vote as designated below all of the Shares of Beneficial Interest of the Trust that the undersigned is entitled to vote.

1.	Election of Trustees.

Management recommends voting FOR all nominees listed below.

☐	FOR all the nominees listed below (except as marked to the contrary, below)
☐	WITHHOLD AUTHORITY to vote for all nominees listed below.

(Instruction:  To withhold authority to vote for any individual nominee, draw a line through that nominee's name below.)

Gregory E. Crissman	Benjamin A. Diaz	Joyce A. Marks

2.	Such Other Matters as May Properly Come Before the Annual Meeting or Any Adjournment Thereof.

The proxies, and each of them, shall have all the powers that the undersigned would have if acting in person.  The undersigned hereby revokes any other proxy to vote at the Annual Meeting and hereby ratifies and confirms all that the proxies, and each of them, may lawfully do by virtue hereof.  With respect to matters not known at the time of the solicitation of this Proxy, the proxies are authorized to vote in accordance with their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF
USA REAL ESTATE INVESTMENT TRUST

A majority of the above named proxies present at the Annual Meeting, either in person or by substitute (or if only one shall be present and act, then that one) shall have and exercise all the powers of the proxies hereunder.  This Proxy will be voted as specified on the reverse side.  IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED ON THIS PROXY, IT WILL BE VOTED FOR THE ELECTION OF THE TRUSTEE NOMINEES NAMED IN SUCH MANNER AS THE ABOVE NAMED PROXIES SHALL DETERMINE, AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.

IMPORTANT:  In signing this Proxy, please sign your name or names on the signature lines in the same way as it's printed on this Proxy.  When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.  EACH JOINT TENANT SHOULD SIGN.

____________________________________________
SIGNATURE OF SHAREHOLDER
Date:	____________________________________________	, 2007

__________________________________________________
SIGNATURE OF SHAREHOLDER
Date:	____________________________________________	, 2007